UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2010

BEAZER HOMES USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12822	58-2086934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Abernathy Road, Suite 1200

Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(770) 829-3700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 10, 2010, Beazer Homes USA, Inc. (the “Company”) completed an underwritten offering of 12.5 million shares (the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”), pursuant to an Underwriting Agreement, dated May 4, 2010 (the “Common Stock Underwriting Agreement”), with Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC (the “Representatives”), as representatives of the several underwriters named therein.

The offering of the Shares was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-163110) relating to the Shares, the Units (as defined below), and other securities of the Company (the “Registration Statement”), including the Company’s prospectus, dated January 4, 2010 (the “Prospectus”), as supplemented by a prospectus supplement relating to the Shares, dated May 4, 2010, filed by the Company pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

Also on May 10, 2010, the Company completed an underwritten offering of 3.0 million 7.25% tangible equity units (the “Units”), pursuant to an Underwriting Agreement, dated May 4, 2010 (the “Units Underwriting Agreement”), with the Representatives, as representatives of the several underwriters named therein.

The offering of the Units was made pursuant to the Registration Statement, including the Prospectus, as supplemented by a prospectus supplement relating to the Units, dated May 4, 2010, filed by the Company pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

Each Unit is comprised of a prepaid stock purchase contract (the “Purchase Contract”) and a senior amortizing note due August 15, 2013 (the “Amortizing Note”) issued by the Company, which has an initial principal amount of $5.246 per Amortizing Note and a scheduled final installment payment date of August 15, 2013. The Company issued the Units under a Purchase Contract Agreement, dated May 10, 2010, between the Company and U.S. Bank National Association, as trustee under the Supplemental Indenture (as defined below) and purchase contract agent. Unless settled earlier, on August 15, 2013, each Purchase Contract will automatically settle and the Company will deliver a number of shares of Common Stock based on the applicable market value, which is the average of the daily closing prices of the Common Stock on each of the 20 consecutive trading days ending on the third trading day immediately preceding August 15, 2013, as follows (subject to adjustment):

•	if the applicable market value equals or exceeds $7.12, holders will receive 3.5126 shares;

•	if the applicable market value is greater than $5.81 but less than $7.12, holders will receive a number of shares having a value, based on the applicable market value, equal to $25; and

•	if the applicable market value is less than or equal to $5.81, holders will receive 4.3029 shares.

At any time prior to the third trading day immediately preceding August 15, 2013, the holder of a Purchase Contract may settle its purchase contract early, and the Company will deliver 3.5126 shares of Common Stock. In addition, if a fundamental change (as defined in the Purchase Contract Agreement) occurs and the Purchase Contract holder elects to settle its Purchase Contract early in connection with such fundamental change, such holder will receive a number of shares of Common Stock based on the fundamental change early settlement rate, as described in the Purchase Contract Agreement. The Company may elect to settle all outstanding Purchase Contracts prior to the August 15, 2013 settlement date at the early mandatory settlement rate (as defined in the Purchase Contract Agreement), upon a date fixed by the Company upon not less than five business days’ notice. Except for cash in lieu of fractional shares, the Purchase Contract holders will not receive any cash distributions under the Purchase Contracts.

The Amortizing Notes were issued under an Indenture, dated April 17, 2002 (the “Base Indenture”), as supplemented by the Twelfth Supplemental Indenture, dated as of May 10, 2010 (the “Supplemental Indenture”), each between the Company and U.S. Bank National Association, as trustee. The Amortizing Notes will pay the holders equal quarterly installments of $0.453125 per Amortizing Note, which in the aggregate will be equivalent to a 7.25% cash payment per year with respect to each $25 stated amount of Units. The Amortizing Notes will be the Company’s unsecured senior obligations and will rank equally with all of its other unsecured senior indebtedness. If the Company elects to settle the Purchase Contracts early, holders of the Amortizing Notes will have the right to require the Company to repurchase such holders’ Amortizing Notes, except in certain circumstances as described in the Purchase Contract Agreement.

Each Unit may be separated into its constituent Purchase Contract and Amortizing Note after the initial issuance date of the Units, and the separate components may be combined to create a Unit.

The foregoing descriptions of the Common Stock Underwriting Agreement, the Units Underwriting Agreement, the Purchase Contract Agreement and the Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the copies or forms of such documents filed herewith as Exhibits 1.1, 1.2, 4.1 and 4.4, respectively, all of which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 10, 2010, the Company issued a press release attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Common Stock Underwriting Agreement, dated May 10, 2010, between Beazer Homes USA, Inc. and the underwriters party thereto

1.2	Units Underwriting Agreement, dated May 10, 2010, between Beazer Homes USA, Inc. and the underwriters party thereto

4.1	Purchase Contract Agreement, dated May 10, 2010, between Beazer Homes USA, Inc. and U.S. Bank National Association

4.2	Form of Unit (included in Exhibit 4.1 hereof)

4.3	Form of Purchase Contract (included in Exhibit 4.1 hereof)

4.4	Twelfth Supplemental Indenture, dated May 10, 2010, between Beazer Homes USA, Inc. and U.S. Bank National Association

4.5	Form of Amortizing Note (included in Exhibit 4.4 hereof)

5.1	Opinion of Troutman Sanders LLP relating to the Shares

5.2	Opinion of Troutman Sanders LLP relating to the Units, Purchase Contracts and Amortizing Notes

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1)

23.2	Consent of Troutman Sanders LLP (included in Exhibit 5.2)

99.1	Press release dated May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: May 10, 2010	By:	/S/ ALLAN P. MERRILL
Allan P. Merrill
Executive Vice President and
Chief Financial Officer